ORCHID ISLAND CAPITAL ANNOUNCES

NOVEMBER 2021 MONTHLY DIVIDEND AND

OCTOBER 31, 2021 RMBS PORTFOLIO CHARACTERISTICS

•         November 2021 Monthly Dividend of $0.065 Per Share of Common Stock

•         RMBS Portfolio Characteristics as of October 31, 2021

•         Next Dividend Announcement Expected December 9, 2021

Vero Beach, Fla., November 9, 2021 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company (the “Board”) declared a monthly cash dividend for the month of November 2021. The dividend of $0.065 per share will be paid December 29, 2021, to holders of record of the Company’s common stock on November 30, 2021, with an ex-dividend date of November 29, 2021.  The Company plans on announcing its next common stock dividend on December 9, 2021.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 9, 2021, the Company had 169,162,849 shares of common stock outstanding. As of October 31, 2021, the Company had 161,157,349 shares of common stock outstanding. As of September 30, 2021, the Company had 153,318,351 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2021 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•         RMBS Valuation Characteristics

•         RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the

Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Oct 2021	Aug - Oct	Modeled	Modeled
					Net			Weighted	CPR	2021 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
15yr 2.5	$220,381	$231,511	3.70%	$105.05	2.50%	2.87%	10	165	8.4%	8.2%	$3,638	$(4,204)
15yr 4.0	560	601	0.01%	107.22	4.00%	4.51%	42	116	94.7%	65.1%	7	(9)
15yr Total	220,941	232,112	3.71%	105.06	2.50%	2.88%	11	165	8.6%	8.4%	3,645	(4,213)
30yr 2.5	1,099,648	1,131,713	18.07%	102.92	2.50%	3.32%	6	353	6.3%	10.0%	17,903	(26,303)
30yr 3.0	4,058,659	4,317,668	68.94%	106.38	3.00%	3.47%	7	351	8.5%	8.3%	74,245	(100,993)
30yr 3.5	322,110	350,689	5.60%	108.87	3.50%	4.01%	20	333	22.5%	21.5%	5,248	(6,833)
30yr 4.0	79,496	87,231	1.39%	109.73	4.00%	4.72%	36	321	8.8%	25.2%	969	(1,155)
30yr Total	5,559,913	5,887,301	94.00%	105.89	2.94%	3.49%	8	350	8.9%	9.8%	98,365	(135,284)
Total Pass Through RMBS	5,780,854	6,119,413	97.71%	105.86	2.93%	3.47%	8	343	8.9%	9.7%	102,010	(139,497)
Structured RMBS
IO 20yr 3.0	403,730	42,491	0.68%	10.52	3.00%	3.69%	64	170	31.5%	32.2%	(4,150)	2,829
IO 20yr 4.0	14,297	1,789	0.03%	12.51	4.00%	4.58%	118	114	16.1%	19.5%	(34)	20
IO 30yr 3.0	95,960	13,536	0.22%	14.11	3.00%	3.65%	50	302	22.4%	21.9%	(1,347)	1,002
IO 30yr 3.5	329,337	56,290	0.90%	17.09	3.50%	4.01%	48	303	21.6%	20.1%	(4,670)	3,477
IO 30yr 4.0	188,371	25,426	0.41%	13.50	4.00%	4.56%	67	286	31.7%	32.1%	(2,221)	2,113
IO 30yr 4.5	5,040	846	0.01%	16.79	4.50%	4.99%	136	211	22.3%	24.5%	(79)	65
IO 30yr 5.0	2,844	495	0.01%	17.39	5.00%	5.36%	136	212	25.7%	33.2%	(38)	35
IO Total	1,039,579	140,873	2.25%	13.55	3.37%	3.97%	59	245	27.3%	25.8%	(12,539)	9,541
IIO 30yr 4.0	47,560	2,577	0.04%	5.42	3.75%	4.41%	49	303	20.9%	30.3%	(169)	(80)
Total Structured RMBS	1,087,139	143,450	2.29%	13.20	3.38%	3.99%	59	247	27.0%	26.0%	(12,708)	9,461

Total Mortgage Assets	$6,867,993	$6,262,863	100.00%		3.00%	3.55%	16	328	11.8%	12.4%	$89,302	$(130,036)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(50,000)	Dec-2021									$(63)	$63
Swaps	(1,355,000)	Dec-2026									(35,623)	35,623
5-Year Treasury Future(2)	(269,000)	Dec-2021									(10,605)	5,954
10-Year Treasury Ultra(3)	(175,000)	Dec-2021									(20,512)	12,119
TBA	(400,000)	Nov-2021									(4,933)	7,517
Swaptions	(327,000)	Oct-2022									(8,155)	10,081
Yield Curve Spread Floor	(150,000)	Feb-2023									n/a	n/a
Hedge Total	$(2,726,000)										$(79,891)	$71,357
Rate Shock Grand Total											$9,411	$(58,679)

(1)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)    Five-year Treasury futures contracts were valued at prices of $121.75 at October 31, 2021.  The market value of the short position was $327.5 million.

(3)    Ten-year Treasury Ultra futures contracts were valued at prices of $145.03 at October 31, 2021.  The market value of the short position was $253.8 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of October 31, 2021			As of October 31, 2021
Fannie Mae	$4,775,588	76.3%	Non-Whole Pool Assets	$317,823	5.1%
Freddie Mac	1,487,275	23.7%	Whole Pool Assets	5,945,040	94.9%
Total Mortgage Assets	$6,262,863	100.0%	Total Mortgage Assets	$6,262,863	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of October 31, 2021	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$449,068	7.5%	0.11%	29	12/21/2021
Mirae Asset Securities (USA) Inc.	440,198	7.3%	0.12%	49	9/14/2022
RBC Capital Markets, LLC	426,995	7.1%	0.11%	25	1/20/2022
ABN AMRO Bank N.V.	417,607	6.9%	0.12%	32	1/12/2022
Mitsubishi UFJ Securities (USA), Inc	384,618	6.4%	0.20%	75	3/31/2022
J.P. Morgan Securities LLC	358,401	5.9%	0.12%	11	11/24/2021
Citigroup Global Markets Inc	330,172	5.5%	0.11%	14	11/18/2021
Goldman, Sachs & Co.	321,805	5.3%	0.13%	25	12/27/2021
Cantor Fitzgerald & Co	314,581	5.2%	0.12%	48	1/24/2022
Santander Bank, N.A.	310,800	5.1%	0.11%	43	12/28/2021
ASL Capital Markets Inc.	309,300	5.1%	0.11%	15	11/19/2021
ED&F Man Capital Markets Inc	305,705	5.1%	0.11%	66	1/24/2022
Nomura Securities International, Inc.	298,406	4.9%	0.11%	22	12/13/2021
ING Financial Markets LLC	280,692	4.7%	0.12%	11	11/12/2021
Daiwa Capital Markets America Inc.	216,544	3.6%	0.11%	42	12/14/2021
Bank of Montreal	216,309	3.6%	0.12%	28	12/14/2021
South Street Securities, LLC	172,739	2.9%	0.12%	15	11/23/2021
Barclays Capital Inc	145,391	2.4%	0.11%	15	11/15/2021
Merrill Lynch, Pierce, Fenner & Smith	134,945	2.2%	0.15%	42	12/13/2021
Austin Atlantic Asset Management Co.	98,059	1.6%	0.14%	4	11/4/2021
Lucid Cash Fund USG, LLC	73,170	1.2%	0.11%	10	11/10/2021
Lucid Price Fund, LLC	19,101	0.3%	0.38%	10	11/10/2021
J.V.B. Financial Group, LLC	10,383	0.2%	0.12%	38	12/8/2021
Total Borrowings	$6,034,989	100.0%	0.12%	32	9/14/2022

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400